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                                                                    Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement is made and entered into as of April 12, 2005 (the "Effective Date"), by and between AssuranceAmerica Corporation, a Nevada corporation (the "Company"), and certain holders of the Series A Convertible Preferred Stock (the "Series A Preferred Stock") of the Company as set forth on Schedule I hereto.

      WHEREAS, certain shareholders of the Company have acquired shares of Series A Preferred Stock; and

      WHEREAS, the Company has agreed to grant to such shareholders the rights and benefits provided herein.

      NOW THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (b) "Common Stock" shall mean the Company's $0.01 par value common stock or such other voting equity securities of the Company or any successor thereto as the holders of Common Stock shall receive or be entitled to receive as a result of any recapitalization, merger or combination, or other like transaction affecting the Company or its securities.

            (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            (d) "Holder" shall mean each shareholder listed on Schedule I hereto so long as such shareholder holds at least 25% of the Shares originally purchased by such shareholder and any transferee of such shareholder so long as such transferee holds at least 1% of the outstanding capital stock of the Company and provided such transferee agrees in writing with the Company to hold such stock subject to all the restrictions of this Agreement. Additional Holders (other than any such transferee) may be added as parties hereto only with the written consent of the Company by execution of a counterpart signature page hereto.

            (e) "Registrable Securities" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Shares as provided in the Company's Articles of Incorporation, as hereafter amended, and, and (ii) any securities issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the securities referred to in subsection (k).

            (f) "Registration Expenses" shall mean all expenses (except for "Selling Expenses" as defined below) incurred by the Company in complying with Sections 2 or 3 of this Agreement, including, without limitation, all registration and filing fees, printing
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      expenses, road show expenses, fees and disbursements of counsel for the
      Company and, the fees and disbursements of one counsel for the selling Holders.

            (g) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a Registration Statement under the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

            (h) "Registration Statement" shall mean a registration statement on Form S-1 or Form S-3 (or successor form) filed by the Company with the Commission for a public offering and sale of securities of the Company.

            (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to Sections 2 or 3.

            (k) "Shares" shall mean: (i) the shares of Series A Convertible Stock of the Company outstanding on the date hereof; and (ii) any such shares issued after the date hereof to the Holders.

      2.    Required Registrations.

            (a) If at any time prior to three years following the Effective Date, the Company shall be requested in writing by the Holder(s) of at least 50% of the outstanding shares of Registrable Securities to effect the registration under the Securities Act of outstanding shares of Registrable Securities having an anticipated selling price (i.e., aggregate gross proceeds) of no less than $5,000,000, the Company shall promptly give written notice of such proposed registration to all record Holders of Registrable Securities. Such Holders shall have the right, by giving written notice to the Company within 30 days from receipt of the Company's notice, to elect to include in such registration such of their Registrable Securities as such Holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as practicable, use its best efforts to effect the registration, on a form of general use under the Securities Act, of all shares of Registrable Securities which the Company has been requested to register. The Company shall not be obligated to cause to become effective more than one registration statement pursuant to which Registrable Securities are sold under this
      Section 2(a).

            Notwithstanding the foregoing, if the Company shall furnish to the Holders of Registrable Securities requesting registration pursuant to this
      Section 2(a) a certificate signed by the President of the Company stating that the Board has made the good faith judgment that it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the


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      request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or any Rule adopted by the Commission in substitution therefor or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities.

            (b) The Company may include in a registration requested under this
      Section 2: (i) any authorized but unissued shares of Common Stock for sale by the Company, and (ii) any shares of its Common Stock held by employees, consultants, directors or other advisers of the Company and with respect to which registration rights have been granted by the Company ("Management Stock"); provided, however, that such shares shall not be included to the extent that the underwriter of the shares so proposed to be registered (if the offering is underwritten) or, if the offering is not underwritten, the Holders of a majority of the shares of Registrable Securities included therein determine in good faith that the inclusion of such shares will interfere with the successful marketing of the shares of Registrable Securities to be included therein. If the offering to which a Registration Statement under this Section 2 relates is an underwritten offering, and if, after all shares of Common Stock proposed to be offered by the Company and all such shares of Management Stock have been excluded from such registration, a greater number of shares of Registrable Securities is offered for participation in such underwriting than in the opinion of the managing underwriter can be accommodated without adversely affecting the underwriting, the amount of Registrable Securities proposed to be offered in the underwriting shall be reduced, pro-rata (based upon the amount of Registrable Securities owned) among all Holders participating in such registration, to a number deemed satisfactory by the managing underwriter.

      3.    Incidental Registrations.

            (a) If at any time or from time to time (but prior to the expiration of three years from the Effective Date) the Company shall determine to register any of its Common Stock, for its own account or for the account of any of its shareholders (other than the Holders), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or any Rule adopted by the Commission in substitution therefor or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the Company will:

                  (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

                  (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities and Management Stock specified in a written request or requests received by the


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                        Company within twenty (20) days after the giving of such
                        written notice by the Company, by any Holder or Holders, subject to the limitations set forth in Section 3(b).

            (b) If the registration of which the Company gives notice is for a registered public offering involving an underwritten public offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). All Holders proposing to include their securities in such underwritten public offering shall (together with the Company and the other Holders distributing their securities through such underwritten public offering) enter into an underwriting agreement in form reasonably acceptable to such Holders with the underwriter or underwriters selected for such underwritten public offering by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, all shares to be sold by the Company shall be included in such offering before any Registrable Securities are so included, and further, the underwriter otherwise may limit the number of Registrable Securities to be included in the registration and underwritten public offering. The Company shall so advise all Holders of such limitation (except those Holders who have not elected to distribute any of their Registrable Securities through such underwritten public offering), and the number of shares of Registrable Securities and shares of Management Stock that may be included in the registration and underwritten public offering shall be allocated first among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the Registration Statement, and second to the holders of Management Stock. No Registrable Securities or shares of Management Stock excluded from the underwritten public offering by reason of the underwriter's marketing limitation shall be included in such registration. If the terms of any such underwritten public offering differ materially from the terms (including range of offering price) previously communicated to any Holder, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, which notice, to be effective, must be received by the Company at least two (2) business days before the anticipated effective date of the Registration Statement. The Registrable Securities and/or other securities so withdrawn from such underwritten public offering shall also be withdrawn from such registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other selling Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters) then the Company shall include in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other selling Holders whose Registrable Securities were excluded pursuant to limitation by the underwriter pursuant to this Section 3(b) in the same proportion as such Registrable Securities were excluded pursuant to such underwriter limitation (with no more Registrable Securities being so included than were withdrawn). In the event that the contemplated sale does not involve an underwritten public offering and a determination that the inclusion of the Registrable Securities adversely affects the marketing of the shares shall be made by the Board of Directors of the Company in its good faith discretion, then no Registrable Securities are required hereby to be included in the contemplated sale.

            (c) The Company may at any time withdraw or abandon any Registration Statement which triggers the provisions of this Section 3 without any liability to the Holders.


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            4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification and compliance hereunder shall be paid by the Company. All Selling Expenses incurred in connection with any such registration shall be paid by the selling Holders on a pro rata basis. If, notwithstanding this Agreement, applicable authorities in any state wherein Registrable Securities are to be sold require an allocation of Registration Expenses, each Holder agrees to pay its apportioned share thereof.

            5. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

            (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such Registration Statement to become and remain effective as provided herein;

            (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary or advisable to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement or as may be necessary to keep such Registration Statement effective and current, but for no longer than six (6) months subsequent to the effective date of such registration;

            (c) furnish to each selling Holder such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as any such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities held by such selling Holder;

            (d) enter into such customary agreements and take all such other action in connection therewith as any selling Holder may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (e) use its best efforts in good faith to register and qualify the Registrable Securities covered by such Registration Statement under such securities or Blue Sky laws of such jurisdictions as any selling Holder on behalf of itself or any other selling Holder shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities held by such selling Holder; provided, however, that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act nor shall the Company be required to take any position or change in accounting methods in order to effect such registration if the Board of Directors determines in good faith that the same would be materially detrimental to the Company;

            (f) furnish, at the request of any Holder of Registrable Securities, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of


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      Registrable Securities becomes effective, (1) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to the Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request;

            (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve
      (12) months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (h) cooperate reasonably with any managing underwriter to effect the sale of Registrable Securities, including but not limited to attendance of the Company's executive officers at any planned "road show" presentations to the extent that such attendance does not unduly impact the performance of such officer's duties;

            (i) notify the Holders and the underwriter(s), if any, at any time when the offering documents include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Holders or any underwriter, prepare and furnish to such person(s) such reasonable number of copies of any amendment or supplement to the offering documents as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such offering documents shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to deliver to purchasers of any other securities of the Company included in the offering copies of such offering documents as so amended or supplemented;

            (j) keep the Holders informed of the Company's best estimate of the earliest date on which the offering documents will become effective, and promptly notify the Holders of (A) the effectiveness of such offering documents, (B) a request by the Commission for an amendment or supplement to such offering documents, (C) the issuance by the Commission of an order suspending the effectiveness of the offering documents, or of the threat of any proceeding for that purpose, and (D) the suspension of the qualification of any securities to be included in the offering documents for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

            (k) cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any; and


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            (l) provide a transfer agent and registrar for all Registrable
      Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            Before filing any offering documents (including any documents incorporated by reference therein), the Company shall furnish to one counsel designated by the Holders and to the underwriter(s), if any, copies of all such offering documents, which offering documents shall be subject to the review of such counsel and the underwriter(s), if any, and, where feasible, the Company shall make such changes in the offering documents as are reasonably requested by such counsel or underwriter(s).

            It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 5 in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

            Notwithstanding the foregoing provisions of this Section 5, (1) selling Holders will not (until further notice) effect sales thereof after receipt of electronic, facsimile or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or prospectus; provided, the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect; and (2) at the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by this Section 5, the selling Holders shall discontinue sales of shares pursuant to such Registration Statement upon notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remain unsold, and such selling Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

      6.    Indemnification.

            (a) The Company will indemnify and hold harmless each Holder, each of the officers, directors, members and partners of such Holder and each person controlling such Holder, if Registrable Securities held by such Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter of such Registrable Securities, if any, and each person who controls such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on
      (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse such Holder, each of the officers, directors and partners of such Holder, and each person controlling such Holder, such underwriter and each person who controls such


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      underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to a Holder or underwriter in any such case to the extent that such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission made in reliance upon and in conformance with written information furnished to the Company by or on behalf of such Holder or underwriter and which was furnished specifically for the purpose of being used therein or (ii) a failure by any Holder to deliver a final prospectus to its transferee if any material change has been made to the preliminary prospectus.

            (b) Each Holder will severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration, qualification or compliance, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder, each of the officers, directors and partners of each such other Holder and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such other Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and which was furnished specifically for the purpose of being used therein; provided, however, that the liability of such Holder under this Section 6 shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein.

            (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party, at such party's expense, to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (except for the payment of fees, costs and expenses provided for below), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure to give notice shall materially and adversely affect the Indemnifying Party's defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to


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      such Indemnified Party of a release from all liability in respect to such claim or litigation. Notwithstanding the election of the Indemnifying Party to assume the defense of any such claim or litigation, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such claim or litigation, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of the counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such claim or litigation include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party); (iii) in the exercise of the Indemnified Party's reasonable judgment, the Indemnifying Party shall not have employed satisfactory counsel to represent the Indemnified Party within a reasonable time after notice of the institution of such claim or litigation; or (iv) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. The Indemnified Party shall not settle any such claim or litigation without the consent of the Indemnifying Party.

            (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      7. Information by Holder. Each selling Holder shall furnish to the Company in writing such information regarding such selling Holder and the distribution proposed by such selling Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Company's capital stock to the public without registration, at all times after 90 days after the effective date of the first


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registration under the Securities Act filed by the Company for an offering of its securities to the general public, the Company agrees to use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

      9. Market "Stand-off" Agreement. The Holders shall agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company (other than securities of the Company acquired in the open market on or after a public offering) held by the Holders for such period of time as reasonably requested by the Company and the underwriter of the public offering, which shall not exceed 180 days from the effective date thereof; provided that such restrictions shall only apply to a Registration Statement filed with respect to an underwritten public offering by the Company; and provided, further, that all officers, directors and 3% Holders of the Company enter into similar agreements. Such agreement shall be in writing in form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction.

      10. Rule 144 Sales. Notwithstanding anything contained in Sections 2 or 3 to the contrary, a Holder of Registrable Securities shall not have any registration rights pursuant to Sections 2 or 3 herein if the Company obtains an opinion of independent counsel, reasonably satisfactory to counsel for such Holder, that a Holder's Registrable Securities (together with any Affiliate of such Holder with whom such Holder must aggregate its sales under Commission Rule
144) may be sold without restriction under Commission Rule 144(k) within a ninety (90) day period.

      11. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and may not be amended or modified without the prior written consent of the Company and the Holders of at least fifty percent (50%) of the Registrable Securities. This Agreement reflects the entire understanding of the parties hereto with respect to the subject matter hereof. Heritage Assurance Partners, L.P. ("Heritage") hereby acknowledges and agrees that: (a) this Agreement supersedes that certain Registration Rights Agreement dated June 30, 2004, by and between Heritage and the Company (the "2004 Agreement"); and (b) the 2004 Agreement is no longer of any force and effect. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and same instrument. The Company may add additional parties hereto from time to time by execution of a counterpart signature page.

      12. Equitable Relief. It is hereby acknowledged that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed fully by the parties hereto in accordance with the terms specified herein, and that monetary damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties relying hereon in the event that the undertakings and provisions contained in this Agreement were breached or violated. Accordingly, each party hereto hereby agrees that each other party hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of the undertakings and provisions hereof and to enforce specifically the undertakings and provisions hereof in any court of the United States or any state having jurisdiction over the matter; it being understood that such remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.



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
      IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals as of the date first above written.



                                   COMPANY:

                                       AssuranceAmerica Corporation



                                       By: /s/ Renee Pinczes
                                           -------------------------------------
                                           Renee Pinczes, Senior Vice President




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                                    HOLDERS:


                                    Entity Name: Heritage Assurance
                                    Partners, L.P.

                                    By: /s/ J. Wesley Grace
                                        ----------------------------------------

                                    Print Name: J. Wesley Grace
                                                --------------------------------

                                    Title: Secretary/Treasurer of Heritage Fund
                                           -------------------------------------
                                    Advisors, LLC, General Partner of Heritage
                                    --------------------------------------------
                                    Assurance Partners, L.P.
                                    --------------------------------------------

                                    Date: April 12, 2005
                                          --------------------------------------



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                                    HOLDERS:


                                    Entity Name: Traditions Investments, LLC
                                                 -------------------------------

                                    By: /s/ Michael M. Aiken
                                        ----------------------------------------

                                    Print Name: Michael M. Aiken
                                                --------------------------------

                                    Title: Manager
                                           -------------------------------------

                                    Date: April 14, 2005
                                          --------------------------------------



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                                       2
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                                    HOLDERS:


                                    Entity Name: Mildendo, L.P.
                                                 -------------------------------

                                    By: /s/ Deaderick C. Montague
                                        ----------------------------------------

                                    Print Name: Deaderick C. Montague
                                                --------------------------------

                                    Title: Manager
                                           -------------------------------------

                                    Date: April 13, 2005
                                          --------------------------------------



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                                       3
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                                    HOLDERS:


                                    Entity Name: William W. Brooks Irrevocable
                                    Trust
                                                 -------------------------------

                                    By: /s/ Jay W. Brooks
                                        ----------------------------------------

                                    Print Name: Jay W. Brooks
                                                --------------------------------

                                    Title: Trustee
                                           -------------------------------------

                                    Date: April 14, 2005
                                          --------------------------------------



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                                       4
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                               HOLDERS:


                               Entity Name: Mildred M. Montague Education Trust
                                            ------------------------------------

                               By: /s/ Carrington Montague
                                   ---------------------------------------------

                               Print Name: Carrington Montague
                                           -------------------------------------

                               Title: Trustee
                                      ------------------------------------------

                               Date: April 13, 2005
                                     -------------------------------------------



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                                       5
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                                    HOLDERS:


                                    /s/ William P. Aiken, Jr.
                                    --------------------------------------------

                                    Print Name: William P. Aiken, Jr.
                                                --------------------------------

                                    Date: 4/14/05
                                          --------------------------------------



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                                       6
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                                    HOLDERS:


                                    /s/ Greg Voges
                                    --------------------------------------------

                                    Print Name: Greg Voges
                                                --------------------------------

                                    Date: 4/14/05
                                          --------------------------------------



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                                       7
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                                    HOLDERS:


                                    /s/ Jay W. Brooks
                                    --------------------------------------------

                                    Print Name: Jay W. Brooks
                                                --------------------------------

                                    Date: 4/14/05
                                          --------------------------------------



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                                       8

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                                    HOLDERS:


                                    /s/ Jay W. Brooks IRA
                                    --------------------------------------------

                                    Print Name: Jay W. Brooks IRA
                                                --------------------------------

                                    Date: 4/14/05
                                          --------------------------------------



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                                       9
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                                    HOLDERS:


                                    /s/ Mary L. Ezell
                                    --------------------------------------------

                                    Print Name: Mary L. Ezell
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       10
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                                    HOLDERS:


                                    /s/ A. Howard Bickerstaff III, IRA
                                    --------------------------------------------

                                    Print Name: A. Howard Bickerstaff III, IRA
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       11
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                                    HOLDERS:


                                    /s/ Richard L. Moore IRA
                                    --------------------------------------------

                                    Print Name: Richard L. Moore IRA
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       12
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                                    HOLDERS:


                                    /s/ Carolyn King
                                    --------------------------------------------

                                    Print Name: Carolyn King
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       13
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                                    HOLDERS:


                                    /s/ Carrington Montague
                                    --------------------------------------------

                                    Print Name: Carrington Montague
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       14
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                                    HOLDERS:


                                    /s/ Victor P. Serodino
                                    --------------------------------------------

                                    Print Name: Victor P. Serodino
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       15
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                                    HOLDERS:


                                    /s/ James P. Halstead
                                    --------------------------------------------

                                    Print Name: James P. Halstead
                                                --------------------------------

                                    Date: 4/13/05
                                          --------------------------------------



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                                       16
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                                    HOLDERS:


                                    /s/ Ricky L. Moore
                                    --------------------------------------------

                                    Print Name: Ricky L. Moore
                                                --------------------------------

                                    Date: 4/13/05



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                                       17
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                                    HOLDERS:


                                    /s/ George E. McGee
                                    --------------------------------------------

                                    Print Name:  George E. McGee
                                                --------------------------------

                                    Date: 4/12/05
                                          --------------------------------------


                                       18